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                                                                  EXHIBIT (B)(3)

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

     This Fifth Amendment to Credit Agreement (this "Amendment") dated as of the 31st day of October, 1995, by and among THOMAS NELSON, INC., a Tennessee corporation ("Nelson"), SUNTRUST BANK, NASHVILLE, N.A. (formerly known as Third National Bank in Nashville), a national banking association ("SunTrust"), the other banks and lending institutions listed on the signature pages hereof and any assignees of SunTrust or such other banks and lending institutions that become "Lenders" as provided herein (SunTrust, and such other banks, lending institutions and assignees are referred to collectively herein as the "Lenders"), and SUNTRUST BANK, NASHVILLE, N.A. (formerly known as Third National Bank in Nashville) (the "Agent") in its capacity as agent for the Lenders and each successor agent for such Lenders as may be appointed from time to time pursuant to Article X of the Credit Agreement (as hereinafter defined).

                              W I T N E S S E T H:

     WHEREAS, Nelson, Lenders and Agent entered into a Credit Agreement dated as of November 30, 1992 (as amended, the "Credit Agreement") governing the terms of the Loans (terms defined therein and not otherwise defined herein are being used herein as therein defined);

     NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. A new Section 9.12A shall be added to the Credit Agreement and shall read in its entirety as follows:

          SECTION 9.12A DEFAULT UNDER PROMISSORY NOTE. There shall occur or exist any Event of Default under any of those five Promissory Notes, each dated October 31, 1995, in the aggregate original principal amount of Sixty Million ($60,000,000.00) Dollars executed by Nelson in favor of the lenders as described in such Promissory Notes. The term "Event of Default" as used herein shall have the meaning as set forth in each such Promissory Note dated October 31, 1995.
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     2. Except as herein modified and amended, the terms and conditions of the
Credit Agreement shall remain in full force and effect.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                          THOMAS NELSON, INC.

                                          By:       /s/  JOE L. POWERS
                                              ---------------------------------

                                          Title:     Executive Vice President
                                                 ------------------------------

                                          SUNTRUST BANK, NASHVILLE, N.A., as
                                          Agent (formerly known as Third
                                          National Bank in Nashville)

                                          By:        /s/  FRED TURNER
                                              ---------------------------------

                                          Title:     Executive Vice President
                                                 ------------------------------

                                          SUNTRUST BANK, NASHVILLE, N.A.
                                          (formerly known as Third National Bank
                                          in Nashville)

                                          By:        /s/  FRED TURNER
                                              ---------------------------------

                                          Title:     Executive Vice President
                                                 ------------------------------

                                          NATIONAL CITY BANK, KENTUCKY
                                          (formerly known as First National Bank
                                          of Louisville)

                                          By:        /s/  JOHN SIMMS
                                              ---------------------------------

                                          Title:          Vice President
                                                 ------------------------------


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                                          FIRST AMERICAN NATIONAL BANK

                                          By:       /s/  SCOTT M. BANE
                                              ---------------------------------

                                          Title:      Senior Vice President
                                                -------------------------------

                                          NATIONSBANK OF TEXAS, N.A.

                                          By:        /s/  GREG MEADOR
                                              ---------------------------------

                                          Title:          Vice President
                                                -------------------------------

                                          CREDITANSTALT -- BANKVEREIN

                                          By:    /s/  ROBERT M. BIRINGER
                                              ---------------------------------

                                          Title:      Senior Vice President
                                                -------------------------------

                                          By:     /s/  JOSEPH P. LONGOSZ
                                              ---------------------------------

                                          Title:          Vice President
                                                -------------------------------

     The undersigned join in the execution of this Amendment in order to acknowledge their consent to the terms and provisions of this Amendment and to confirm that the execution of this Amendment by the parties hereto in no way affects the undersigneds' respective obligations under the Guaranty Agreement executed as of November 30, 1992 by Word, Incorporated, a corporation organized and existing under the laws of the State of Delaware, Editorial Caribe, Inc., a corporation organized and existing under the laws of the State of Florida, Nelson Media, Inc., a corporation organized and existing under the laws of the State of Tennessee, Nelson Communications, Inc., a corporation organized and existing under the laws of the State of Tennessee, Dominion Publishers, Inc., a corporation organized and existing under the laws of the State of Tennessee, Royal Publishers, Inc., a corporation organized and existing under the laws of the State of Tennessee, Word Communications Ltd., a corporation organized and existing under the laws of British Columbia, Canada, Word Direct Marketing Services, Inc., a corporation organized and existing under the laws of the State of

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Texas, TNI Cassette Corp., a corporation organized and existing under the laws of the State of Texas, and Nelson Word (UK) Limited, a corporation organized and existing under the laws of the United Kingdom, in favor of SunTrust Bank, Nashville, N.A., a national banking association, in its capacity as agent for banks and other lending institutions parties to the Credit Agreement and each assignee thereof becoming a "Lender" as provided therein. Each person executing this Amendment on behalf of each of the undersigned is duly authorized to so execute and deliver this Amendment on behalf of each of the undersigned entities.

                                          WORD, INCORPORATED

                                          By:       /s/  JOE L. POWERS
                                              ---------------------------------

                                          Title:          Secretary
                                                  ------------------------------

                                          EDITORIAL CARIBE, INC.

                                          By:       /s/  JOE L. POWERS
                                              ---------------------------------

                                          Title:          Secretary
                                                  -----------------------------

                                          NELSON MEDIA, INC.

                                          By:       /s/  JOE L. POWERS
                                              ---------------------------------

                                          Title:          Secretary
                                                  -----------------------------

                                          NELSON COMMUNICATIONS, INC.

                                          By:       /s/  JOE L. POWERS
                                              ---------------------------------

                                          Title:          Secretary
                                                  -----------------------------

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                                          DOMINION PUBLISHERS, INC.

                                          By:      /s/  JOE L. POWERS
                                          --------------------------------------

                                          Title:         Secretary
                                          --------------------------------------

                                          ROYAL PUBLISHERS, INC.

                                          By:      /s/  JOE L. POWERS
                                          --------------------------------------

                                          Title:         Secretary
                                          --------------------------------------

                                          WORD COMMUNICATIONS LTD.

                                          By:      /s/  JOE L. POWERS
                                          --------------------------------------

                                          Title:         Secretary
                                          --------------------------------------

                                          WORD DIRECT MARKETING SERVICES, INC.

                                          By:      /s/  JOE L. POWERS
                                          --------------------------------------

                                          Title:         Secretary
                                          --------------------------------------

                                          TNI CASSETTE CORP.

                                          By:      /s/  JOE L. POWERS
                                          --------------------------------------

                                          Title:         Secretary
                                          --------------------------------------

                                          NELSON WORD (UK) LIMITED

                                          By:      /s/  JOE L. POWERS
                                          --------------------------------------

                                          Title:         Secretary
                                          --------------------------------------

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